UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 15, 2011

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01        Entry into a Material Definitive Agreement

On December 15, 2011, Bridge Bancorp, Inc. (the “Company”), and its wholly owned subsidiary, The Bridgehampton National Bank, entered into a Placement Agency Agreement (the “Agreement”) with Sandler O’Neill & Partners, L.P. as placement agent, relating to the offering, issuance and sale directly to selected institutional investors and other private investors (the “Purchasers”) of an aggregate of 1,377,000 shares (the “Shares”) of the Company’s common stock at a price of $17.50 per share (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $23 million, after deducting all estimated offering expenses and placement agency fees that are payable by the Company. The sale of the Shares to the Purchasers is being made pursuant to purchase agreements, dated December 15, 2011, between the Company and each of the Purchasers (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”). The Offering is expected to close on or about December 20, 2011, subject to satisfaction of customary closing conditions.

The Shares being sold in the Offering were offered pursuant to a prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2011, to the accompanying prospectus filed with the Commission as part of the Company’s Registration Statement on Form S-3 declared effective by the Commission on July 10, 2009 (File No. 333-160240).

The foregoing description of the material terms of the Agreement and the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreement and the form of Purchase Agreement, copies of which are attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibits 1.1 and 10.1, respectively, and incorporated herein by reference.

Item 8.01        Other Events

Exhibits 5.1 and 23.1 to this Form 8-K, the legal opinion and consent, respectively, of Luse Gorman Pomerenk & Schick, P.C., are filed herewith in connection with the Company’s Registration Statement and are incorporated therein.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Placement Agency Agreement dated as of December 15, 2011, by and between Bridge Bancorp, Inc., The Bridgehampton National Bank and Sandler O’Neill & Partners, L.P.
5.1	Opinion of Luse Gorman Pomerenk & Schick, P.C. regarding validity of the securities to be issued
10.1

Form of Purchase Agreement between Bridge Bancorp, Inc. and each Purchaser, dated December 15, 2011 (included as Exhibit A to the Placement Agency Agreement that is Exhibit 1.1 to this Current Report on Form 8-K).

23.1	Consent of Luse Gorman Pomerenk & Schick, P.C. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated:  December 16, 2011